First Quarter 2019 Table of Contents: Income Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 Investor Relations Consolidated Statements of Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 539 South Main Street Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Findlay, OH 45840-3229 Consolidated Statements of Cash Flows (YTD) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 investorrelations@marathonpetroleum.com Refining & Marketing Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 419/421-2071 Refining & Marketing Segment - Supplemental Operating Data - Gulf Coast Region . . . . . . . . . . . . . . . . . . . . . . . . 7 Refining & Marketing Segment - Supplemental Operating Data - Mid-Continent Region . . . . . . . . . . . . . . . . . . . . . 8 Refining & Marketing Segment - Supplemental Operating Data - West Coast Region . . . . . . . . . . . . . . . . . . . . . . . . 9 Retail Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Midstream Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Reconciliation of Net Income Attributable to MPC to Adjusted EBITDA* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Reconciliation of Segment Income (Loss) from Operations to Segment Adjusted EBITDA and Adjusted EBITDA* . . 13 Reconciliations of R&M and Retail Margins to Segment Results*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Additional information regarding Investor Relations, Financial Highlights, and News Releases can be reviewed on our website at: www.marathonpetroleum.com May 10, 2019 * Non-GAAP Measures Adjusted EBITDA & Segment Adjusted EBITDA represents earnings before net interest and other financial costs, income taxes, depreciation and amortization expense as well as adjustments to exclude items not allocated to segment results, the purchase accounting related inventory effects reported in fourth-quarter 2018 R&M segment results and LCM inventory market valuation adjustments. We believe these non-GAAP financial measures are useful to investors and analysts to analyze and compare our operating performance between periods by excluding items that do not reflect the core operating results of our business. Adjusted EBITDA and Segment Adjustment EBITDA should not be considered as a substitute for, or superior to segment income (loss) from operations, net income attributable to MPC, income before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA and Segment Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment. Fuel margin includes bankcard processing fees (as applicable). Merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

INCOME SUMMARY

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward and MarkWest from the December 4, 2015 merger date.)

	(In millions of dollars)	Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	Income from operations by segment:										
1	Refining & Marketing	a,b,c	3,997	1,357	2,321	(133)	1,025	666	923	2,481	(334)
2	Speedway	b	673	733	729	95	159	161	613	1,028	170
3	Midstream	a	464	1,048	1,339	567	617	679	889	2,752	908
	Items not allocated to segments:										
4	Corporate and other unallocated items		(282)	(266)	(365)	(89)	(81)	(99)	(233)	(502)	(191)
5	Capline restructuring gain	d	-	-	-	-	-	-	-	-	207
6	Transaction-related costs	e	-	-	-	-	(10)	(4)	(183)	(197)	(91)
7	Litigation		-	-	(29)	-	-	-	-	-	-
8	Impairments	f	(144)	(486)	23	-	1	-	8	9	-
9	Income from operations		4,708	2,386	4,018	440	1,711	1,403	2,017	5,571	669
10	Net interest and other financial costs	g	334	564	674	183	195	240	385	1,003	306
11	Income before taxes		4,374	1,822	3,344	257	1,516	1,163	1,632	4,568	363
12	Income tax provision (benefit)	h	1,506	609	(460)	22	281	222	437	962	104
13	Net income		2,868	1,213	3,804	235	1,235	941	1,195	3,606	259
	Less net income (loss) attributable to:										
14	Redeemable noncontrolling interest		-	41	65	16	20	19	20	75	20
15	Noncontrolling interests		16	(2)	307	182	160	185	224	751	246
16	Net income (loss) attributable to MPC		2,852	1,174	3,432	37	1,055	737	951	2,780	(7)
17	Effective tax rate (percent)	h	34 %	33 %	(14)%	9 %	19 %	19 %	27 %	21 %	29 %

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $181 million, $232 million, $230 million and $231 million for first, second, third and fourth quarter 2018, respectively. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Full year 2015 includes a non-cash LCM inventory valuation charge of $370 million, which reduced Refining & Marketing and Speedway segment income by $345 million and $25 million, respectively. Full year 2016 includes a non-cash LCM benefit from reversing the LCM inventory valuation reserve of $370 million, which increased Refining & Marketing and Speedway segment income by $345 million and $25 million, respectively.

c Fourth quarter 2018 R&M segment results include estimated costs of $759 million due to purchase accounting related inventory effects.

d Non-cash benefit related to Capline restructuring.

e Includes costs related to the Andeavor acquisition including financial advisor and legal fees, employee severance, and other expenses.

f Reflects an impairment charge in 2015 for the cancellation of the Residual Oil Upgrader Expansion project, an MPLX goodwill impairment and equity method investment impairments in 2016 and MPC's share of gains from the sale of impaired assets owned by an equity affiliate in 2017 and 2018.

g The fourth quarter 2018 includes $60 million related to the extinguishment of MPLX debt.

h During 2017, we recorded a tax benefit of approximately $1.5 billion as a result of remeasuring certain deferred tax liabilities using the lower corporate tax rate enacted under the Tax Cuts and Jobs Act. First quarter 2019 includes $36 million of state deferred tax expense recorded as an out of period adjustment related to the Andeavor acquisition.

2

CONSOLIDATED STATEMENTS OF INCOME

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward and MarkWest from the December 4, 2015 merger date.)

	(In millions of dollars, except per-share data)	Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
1	Revenues and other income	a	72,258	63,364	75,369	18,984	22,445	23,132	32,541	97,102	28,615
	Costs and expenses:										
2	Cost of revenues	a	63,275	56,676	66,519	17,370	19,517	20,457	28,112	85,456	25,756
3	Purchases from related parties		308	509	570	141	138	149	182	610	204
4	Inventory market valuation adjustment		370	(370)	-	-	-	-	-	-	-
5	Impairment expense	b	144	130	-	-	-	-	-	-	-
6	Depreciation and amortization		1,502	2,001	2,114	528	533	555	874	2,490	919
7	Selling, general and administrative expenses		1,560	1,597	1,694	402	424	445	1,147	2,418	881
8	Other taxes		391	435	454	103	122	123	209	557	186
9	Total costs and expenses		67,550	60,978	71,351	18,544	20,734	21,729	30,524	91,531	27,946
10	Income from operations		4,708	2,386	4,018	440	1,711	1,403	2,017	5,571	669
11	Net interest and other financial costs	c	334	564	674	183	195	240	385	1,003	306
12	Income before income taxes		4,374	1,822	3,344	257	1,516	1,163	1,632	4,568	363
	Income tax provision (benefit)										
13	Current		1,372	215	773	41	260	182	432	915	(23)
14	Deferred	d	134	394	(1,233)	(19)	21	40	5	47	127
15	Total provision (benefit) for income taxes		1,506	609	(460)	22	281	222	437	962	104
16	Net income		2,868	1,213	3,804	235	1,235	941	1,195	3,606	259
	Less net income (loss) attributable to:										
17	Redeemable noncontrolling interest		-	41	65	16	20	19	20	75	20
18	Noncontrolling interests		16	(2)	307	182	160	185	224	751	246
19	Net income (loss) attributable to MPC		2,852	1,174	3,432	37	1,055	737	951	2,780	(7)
	Per common share data:										
	Basic:										
20	Number of shares (millions)		538	528	507	476	459	451	687	518	673
21	Net income (loss) attributable to MPC per share		$ 5.29	$ 2.22	$ 6.76	$ 0.08	$ 2.30	$ 1.63	$ 1.38	$ 5.36	$ (0.01)
	Diluted:										
22	Number of shares (millions)		542	530	512	480	464	456	704	526	673
23	Net income (loss) attributable to MPC per share		$ 5.26	$ 2.21	$ 6.70	$ 0.08	$ 2.27	$ 1.62	$ 1.35	$ 5.28	$ (0.01)
24	Dividends paid per common share		$ 1.14	$ 1.36	$ 1.52	$ 0.46	$ 0.46	$ 0.46	$ 0.46	$ 1.84	$ 0.53

a We adopted Accountings Standards Update 2014-09, Revenue - Revenue from contracts with customers, as of January 1, 2018, and elected to report certain taxes on a net basis. We applied the standard using the modified retrospective method and, therefore, comparative information continues to reflect certain taxes on a gross basis.

b Reflects an impairment charge in 2015 for the cancellation of the Residual Oil Upgrader Expansion ("ROUX") project and an MPLX goodwill impairment in 2016.

c The fourth quarter 2018 includes $60 million related to the extinguishment of MPLX debt.

d During 2017, we recorded a tax benefit of approximately $1.5 billion as a result of remeasuring certain deferred tax liabilities using the lower corporate tax rate enacted under the Tax Cuts and Jobs Act. First quarter 2019 includes $36 million of state deferred tax expense recorded as an out of period adjustment related to the Andeavor acquisition.

3

CONSOLIDATED BALANCE SHEETS

MARATHON PETROLEUM CORPORATION

(In millions of dollars)	Note	Dec. 31 2015	Dec. 31 2016	Dec. 31 2017	Dec. 31 2018	Mar. 31 2019
Assets						
Current assets:						
Cash and cash equivalents		1,127	887	3,011	1,687	877
Receivables, less allowance for doubtful accounts	a	2,927	3,617	4,695	5,853	6,893
Inventories:						
Crude oil and refinery feedstocks		2,180	2,208	2,056	3,655	3,689
Refined products		2,804	2,810	2,839	5,234	5,186
Materials and supplies		438	485	494	720	744
Merchandise		173	153	161	228	214
Lower of cost or market reserve		(370)	-	-	-	-
Total inventories		5,225	5,656	5,550	9,837	9,833
Other current assets		192	241	145	646	548
Total current assets		9,471	10,401	13,401	18,023	18,151
Equity method investments		3,622	3,827	4,787	5,898	6,558
Property, plant and equipment, net		25,164	25,765	26,443	45,058	45,091
Goodwill		4,019	3,587	3,586	20,184	20,229
Right of use assets		-	-	-	-	2,680
Other noncurrent assets		839	833	830	3,777	3,727
Total assets		43,115	44,413	49,047	92,940	96,436
Liabilities						
Current liabilities:						
Accounts payable	b	4,743	5,593	8,297	9,366	10,568
Payroll and benefits payable		503	530	591	1,152	958
Accrued taxes		644	617	670	1,446	1,529
Debt due within one year		29	28	624	544	550
Other lease liabilities		-	-	-	-	613
Other current liabilities		426	378	296	708	929
Total current liabilities		6,345	7,146	10,478	13,216	15,147
Long-term debt		11,896	10,544	12,322	26,980	27,565
Deferred income taxes		3,285	3,861	2,654	4,864	5,011
Defined benefit postretirement plan obligations		1,179	1,055	1,099	1,509	1,567
Long-term operating lease liabilities		-	-	-	-	2,153
Deferred credits and other liabilities		735	604	666	1,318	1,131
Total liabilities		23,440	23,210	27,219	47,887	52,574
Redeemable noncontrolling interest		-	1,000	1,000	1,004	1,004
Equity						
MPC stockholders' equity		13,237	13,557	14,033	35,175	33,951
Noncontrolling interests		6,438	6,646	6,795	8,874	8,907
Total equity		19,675	20,203	20,828	44,049	42,858
Total liabilities, redeemable noncontrolling interest and equity		43,115	44,413	49,047	92,940	96,436

Net shares outstanding at Balance Sheet date (in millions)		531	528	486	680	667

a Includes related party receivables.

b Includes related party payables.

4

CONSOLIDATED STATEMENTS OF CASH FLOWS

MARATHON PETROLEUM CORPORATION

			YEAR			YTD	YTD	YTD	YEAR	YTD
						Mar. 31	Jun. 30	Sep. 30		Mar. 31
	(In millions of dollars)	Note	2015	2016	2017	2018	2018	2018	2018	2019
	Operating Activities:									
1	Net income		2,868	1,213	3,804	235	1,470	2,411	3,606	259
	Adjustments to reconcile net income to net cash provided by operating activities:									
2	Amortization of deferred financing costs and debt discount		16	61	64	18	35	51	70	-
3	Impairment expense		144	130	-	-	-	-	-	-
4	Depreciation and amortization		1,502	2,001	2,114	528	1,061	1,616	2,490	919
5	Inventory market valuation adjustment		370	(370)	-	-	-	-	-	-
6	Pension and other postretirement benefits, net		80	9	47	32	65	38	90	52
7	Deferred income taxes		134	394	(1,233)	(19)	2	42	47	127
8	Net gain on disposal of assets		(7)	(32)	(10)	(2)	(5)	(6)	(23)	(214)
9	(Income) loss from equity method investments		(88)	185	(306)	(86)	(166)	(262)	(373)	(99)
10	Distributions from equity method investments		117	317	391	89	217	345	519	148
11	Changes in the fair value of derivative instruments		4	(41)	116	(14)	1	13	(62)	29
12	Changes in: Current receivables		1,292	(674)	(1,093)	96	(225)	(709)	1,589	(1,037)
13	Inventories		80	(70)	106	440	66	215	931	(4)
14	Current accounts payable and accrued liabilities		(2,400)	985	2,814	(1,455)	(231)	(316)	(2,798)	1,483
15	Right of use assets/operating leases		-	-	-	-	-	-	-	(1)
16	All other - net		(36)	(91)	(202)	1	(41)	(7)	72	(39)
17	Net cash provided by operating activities		4,076	4,017	6,612	(137)	2,249	3,431	6,158	1,623
	Investing Activities:									
18	Additions to property, plant and equipment		(1,998)	(2,892)	(2,732)	(755)	(1,466)	(2,315)	(3,578)	(1,241)
19	Acquisitions, net of cash acquired		(1,218)	-	(249)	-	-	(453)	(3,822)	1
20	Disposal of assets		21	101	79	7	14	19	54	24
21	Investments and other - net		(246)	(176)	(496)	(30)	(66)	(146)	(324)	(304)
22	Net cash provided by (used in) investing activities		(3,441)	(2,967)	(3,398)	(778)	(1,518)	(2,895)	(7,670)	(1,520)
	Financing Activities:									
23	Commercial paper - net		-	-	-	-	-	-	-	-
24	Debt - net		746	(1,416)	2,236	4,293	4,287	5,281	5,358	573
25	Issuance of common stock		33	11	46	12	21	24	24	2
26	Common stock repurchased		(965)	(197)	(2,372)	(1,327)	(2,212)	(2,612)	(3,287)	(885)
27	Dividends paid		(613)	(719)	(773)	(219)	(430)	(637)	(954)	(354)
28	Issuance of MPLX LP common units		-	776	473	-	-	-	-	-
29	Issuance of MPLX LP redeemable preferred units		-	984	-	-	-	-	-	-
30	Distributions to noncontrolling interests		(40)	(542)	(694)	(195)	(394)	(599)	(903)	(325)
31	Contributions from noncontrolling interests		-	6	129	1	5	9	12	95
32	Contingent consideration payments		(175)	(164)	(89)	-	-	-	-	-
33	All other - net		15	(33)	(47)	(8)	(19)	(22)	(28)	(26)
34	Net cash provided by (used in) financing activities		(999)	(1,294)	(1,091)	2,557	1,258	1,444	222	(920)
35	Net increase (decrease) in cash, cash equivalents and restricted cash		(364)	(244)	2,123	1,642	1,989	1,980	(1,290)	(817)
36	Cash, cash equivalents and restricted cash at beginning of period		1,500	1,136	892	3,015	3,015	3,015	3,015	1,725
37	Cash, cash equivalents and restricted cash at end of period		1,136	892	3,015	4,657	5,004	4,995	1,725	908
38	Cash Flow from Operations, excluding changes in working capital	a	5,100	3,817	4,669	796	2,638	4,228	6,498	1,153

a Changes in working capital are included in lines 11 to 15 above.

5

REFINING & MARKETING SEGMENT - SUPPLEMENTAL FINANCIAL AND OPERATING DATA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
1	Income from Operations ($MM)	a	3,997	1,357	2,321	(133)	1,025	666	923	2,481	(334)
2	Depreciation & Amortization ($MM)		1,052	1,063	1,082	252	252	257	413	1,174	427
3	Capital Expenditures and Investments ($MM)		1,045	1,054	832	191	196	226	444	1,057	394
	Refining & Marketing Operating Statistics										
4	R&M segment refined product sales volume (mbpd)	b	2,289	2,259	2,301	2,261	2,392	2,382	3,764	2,703	3,669
5	Refining & Marketing margin ($/bbl)	c	15.16	11.16	12.60	10.58	15.40	14.25	15.07	14.03	11.17
6	Crude oil refining capacity (mbpcd)	d	1,731	1,794	1,817	1,881	1,881	1,881	3,038	2,173	3,021
7	Crude oil capacity utilization (%)		99	95	97	93	100	97	94	96	95
	Refinery throughputs (mbpd):	e									
8	Crude oil refined		1,711	1,699	1,765	1,745	1,878	1,833	2,857	2,081	2,869
9	Other charge & blendstocks		177	151	179	160	160	199	254	193	215
10	Total		1,888	1,850	1,944	1,905	2,038	2,032	3,111	2,274	3,084
11	Sour crude oil throughput percentage		55	60	59	52	55	52	50	52	52
12	Sweet crude oil throughput percentage		45	40	41	48	45	48	50	48	48
	Refined product yields (mbpd)	e									
13	Gasoline		913	900	932	917	970	942	1,593	1,107	1,533
14	Distillates		603	617	641	609	691	676	1,111	773	1,091
15	Propane		36	35	36	31	40	40	53	41	53
16	Feedstocks & special products		281	241	277	287	278	313	273	288	330
17	Heavy fuel oil		31	32	37	34	27	29	62	38	45
18	Asphalt		55	58	63	58	72	73	74	69	80
19	Total		1,919	1,883	1,986	1,936	2,078	2,073	3,166	2,316	3,132
20	Inter-refinery transfers (mbpd)		46	83	78	42	64	54	85	61	76
	Refinery direct operating costs (dollars per barrel):	f									
21	Planned turnaround and major maintenance		1.13	1.83	1.72	2.22	0.98	1.77	1.49	1.59	1.23
22	Depreciation and amortization		1.39	1.47	1.43	1.37	1.27	1.29	1.32	1.31	1.40
23	Other manufacturing	g	4.15	4.09	4.07	4.09	3.54	3.54	5.11	4.20	5.03
24	Total		6.67	7.39	7.22	7.68	5.79	6.60	7.92	7.10	7.66
25	Memo: Total includes turnaround costs of (dollars per barrel):	h	0.42	0.92	0.71	1.01	0.33	1.06	0.81	0.80	0.67

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $181 million, $232 million, $230 million and $231 million for first, second, third and fourth quarter 2018, respectively. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Includes intersegment sales.

c Sales revenue less cost of refinery inputs and purchased products, divided by total refinery throughputs. Excludes LCM charge of $345 million for 2015 and LCM benefit of $345 million in 2016.

First quarter 2019 reflects the reporting of all legacy Andeavor refined product distribution costs in Other Operating Expenses, in conformance with MPC's reporting methodology, with an offsetting reduction to cost of refinery inputs used to calculate Refinng & Marketing margin. On a comparable basis, fourth quarter and full-year 2018 R&M margin would have been $15.70 and $14.25 per barrel, respectively. See Reconciliations of Non-GAAP Financial Measures.

d Based on calendar day capacity, which is an annual average that includes downtime for planned maintenance and other normal operating activities.

e Excludes inter-refinery transfer volumes.

f Per barrel of total refinery throughputs. Effective with the February 1, 2018 drop, direct operating costs related to refinery logistics assets are reflected in the Midstream Segment prospectively.

g Includes utilities, labor, routine maintenance and other operating costs.

h Reflects costs for turnaround activity which we expense as incurred.

6

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - GULF COAST REGION

MARATHON PETROLEUM CORPORATION

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	Gulf Coast Region:	a									
1	Refining & Marketing margin ($/bbl)	b	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 7.82
	Refinery throughputs (mbpd):	c									
2	Crude oil refined		1,060	1,039	1,070	1,056	1,156	1,150	1,177	1,135	1,171
3	Other charge & blendstocks		184	195	224	167	190	204	197	190	168
4	Total		1,244	1,234	1,294	1,223	1,346	1,354	1,374	1,325	1,339
5	Sour crude oil throughput percentage		68	73	71	60	65	63	60	62	63
6	Sweet crude oil throughput percentage		32	27	29	40	35	37	40	38	37
	Refined product yields (mbpd)	c									
7	Gasoline		534	514	546	534	570	567	622	574	573
8	Distillates		392	399	405	360	458	442	467	432	445
9	Propane		26	26	26	19	26	27	28	25	28
10	Feedstocks & special products		286	286	311	298	290	314	260	291	294
11	Heavy fuel oil		15	21	25	23	16	16	20	18	13
12	Asphalt		16	15	17	17	23	22	16	19	22
13	Total		1,269	1,261	1,330	1,251	1,383	1,388	1,413	1,359	1,375
	Refinery direct operating costs (dollars per barrel):	d									
14	Planned turnaround and major maintenance		0.81	2.09	1.75	2.87	0.56	0.64	0.61	1.12	0.70
15	Depreciation and amortization		1.09	1.14	1.12	1.09	0.99	1.03	1.03	1.03	1.13
16	Other manufacturing	e	3.88	3.70	3.74	3.91	3.21	3.20	3.35	3.41	3.34
17	Total		5.78	6.93	6.61	7.87	4.76	4.87	4.99	5.56	5.17
18	Memo: Total includes turnaround costs of (dollars per barrel):	f	-	-	-	1.43	0.08	0.30	0.06	0.44	0.16

a Gulf Coast Region includes Galveston Bay and Garyville refineries.

b Sales revenue less cost of refinery inputs and purchased products, divided by refinery throughputs, excluding inter-refinery transfer volumes. See Reconciliations of Non-GAAP Financial Measures.

c Includes inter-refinery transfer volumes.

d Per barrel of total refinery throughputs. Effective with the February 1, 2018 drop, direct operating costs related to refinery logistics assets are reflected in the Midstream Segment prospectively

e Includes utilities, labor, routine maintenance and other operating costs.

f Reflects costs for turnaround activity which we expense as incurred.

7

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - MID-CONTINENT REGION

MARATHON PETROLEUM CORPORATION

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	Mid-Continent Region:	a									
1	Refining & Marketing margin ($/bbl)	b	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 15.26
	Refinery throughputs (mbpd):	c									
2	Crude oil refined		651	660	695	689	722	683	1,069	792	1,057
3	Other charge & blendstocks		39	39	33	35	34	49	72	47	57
4	Total		690	699	728	724	756	732	1,141	839	1,114
5	Sour crude oil throughput percentage		34	40	40	38	39	34	26	33	26
6	Sweet crude oil throughput percentage		66	60	60	62	61	66	74	67	74
	Refined product yields (mbpd)	c									
7	Gasoline		379	386	386	383	400	375	617	444	599
8	Distillates		211	218	236	249	233	234	398	279	388
9	Propane		12	11	11	12	14	13	18	14	17
10	Feedstocks & special products		38	35	42	31	52	53	36	43	39
11	Heavy fuel oil		17	12	13	11	11	13	19	14	16
12	Asphalt		39	43	46	41	49	51	58	50	58
13	Total		696	705	734	727	759	739	1,146	844	1,117
	Refinery direct operating costs (dollars per barrel):	d									
14	Planned turnaround and major maintenance		1.64	1.15	1.48	0.99	1.65	3.74	1.67	1.97	1.26
15	Depreciation and amortization		1.83	1.88	1.81	1.77	1.66	1.68	1.60	1.67	1.65
16	Other manufacturing	e	4.36	4.29	4.26	4.16	3.81	3.89	5.08	4.34	5.06
17	Total		7.83	7.32	7.55	6.92	7.12	9.31	8.35	7.98	7.97
18	Memo: Total includes turnaround costs of (dollars per barrel):	f	-	-	-	0.25	0.76	2.37	1.02	1.10	0.68

a Mid-Continent Region includes Canton, Catlettsburg, Detroit and Robinson refineries through third quarter 2018. Starting in fourth quarter 2018, also includes Dickinson, El Paso, Gallup, Mandan, Salt Lake City and St. Paul refineries.

b Sales revenue less cost of refinery inputs and purchased products, divided by refinery throughputs, excluding inter-refinery transfer volumes. See Reconciliations of Non-GAAP Financial Measures.

c Includes inter-refinery transfer volumes.

d Per barrel of total refinery throughputs. Effective with the February 1, 2018 drop, direct operating costs related to refinery logistics assets are reflected in the Midstream Segment prospectively.

e Includes utilities, labor, routine maintenance and other operating costs.

f Reflects costs for turnaround activity which we expense as incurred.

8

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - WEST COAST REGION
MARATHON PETROLEUM CORPORATION

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	West Coast Region:	a									
1	Refining & Marketing margin ($/bbl)	b	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 10.94
	Refinery throughputs (mbpd):	c									
2	Crude oil refined		-	-	-	-	-	-	611	154	641
3	Other charge & blendstocks		-	-	-	-	-	-	70	17	66
4	Total		-	-	-	-	-	-	681	171	707
5	Sour crude oil throughput percentage		-	-	-	-	-	-	72	72	73
6	Sweet crude oil throughput percentage		-	-	-	-	-	-	28	28	27
	Refined product yields (mbpd)	c									
7	Gasoline		-	-	-	-	-	-	354	89	361
8	Distillates		-	-	-	-	-	-	246	62	258
9	Propane		-	-	-	-	-	-	7	2	8
10	Feedstocks & special products		-	-	-	-	-	-	56	14	64
11	Heavy fuel oil		-	-	-	-	-	-	29	7	25
12	Asphalt		-	-	-	-	-	-	-	-	-
13	Total		-	-	-	-	-	-	692	174	716
	Refinery direct operating costs (dollars per barrel):	d									
14	Planned turnaround and major maintenance		-	-	-	-	-	-	2.79	2.79	2.06
15	Depreciation and amortization		-	-	-	-	-	-	1.26	1.26	1.34
16	Other manufacturing	e	-	-	-	-	-	-	8.07	8.07	7.68
17	Total		-	-	-	-	-	-	12.12	12.12	11.08
18	Memo: Total includes turnaround costs of (dollars per barrel):	f	-	-	-	-	-	-	1.86	1.86	1.55

a West Coast Region includes Anacortes, Kenai, Los Angeles and Martinez refineries
b Sales revenue less cost of refinery inputs and purchased products, divided by refinery throughputs, excluding inter-refinery transfer volumes. See Reconciliations of Non-GAAP Financial Measures.
c Includes inter-refinery transfer volumes.
d Per barrel of total refinery throughputs.
e Includes utilities, labor, routine maintenance and other operating costs.
f Reflects costs for turnaround activity which we expense as incurred.

9

RETAIL SEGMENT - SUPPLEMENTAL FINANCIAL AND OPERATING DATA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
1	Income from Operations ($MM)		673	733	729	95	159	161	613	1,028	170
2	Depreciation & Amortization ($MM)		254	273	275	79	73	76	125	353	126
3	Capital Expenditures and Investments ($MM)		496	303	381	39	88	98	235	460	73
4	Speedway fuel sales (MMgal)	a	6,038	6,094	5,799	1,393	1,450	1,474	1,976	6,293	1,871
5	Direct dealer fuel sales (MMgal)		-	-	-	-	-	-	644	644	630
6	Retail fuel margin ($/gal)	a,b	0.1823	0.1656	0.1738	0.1561	0.1645	0.1651	0.3235	0.2230	0.1715
7	Merchandise sales ($MM)	a	4,879	5,007	4,893	1,129	1,285	1,339	1,479	5,232	1,413
8	Merchandise margin ($MM)	a,c	1,368	1,435	1,402	319	366	384	417	1,486	407
9	Merchandise margin percent	a	28.0 %	28.7 %	28.7 %	28.3 %	28.5 %	28.7 %	28.2 %	28.4 %	28.8 %
10	Convenience stores at period end	a	2,766	2,733	2,744	2,742	2,744	2,745	3,923	3,923	3,918
11	Direct dealer locations at period-end		-	-	-	-	-	-	1,065	1,065	1,062
12	Same store gasoline sales volume (period over period)	d	(0.3)%	(0.4)%	(1.3)%	(1.5)%	(2.6)%	(1.2)%	(0.7)%	(1.5)%	(3.2)%
13	Same store merchandise sales (period over period)	d,e	4.1 %	3.2 %	1.2 %	2.3 %	2.9 %	4.9 %	6.5 %	4.2 %	5.4 %

a Includes results from the 1,245 retail locations acquired through the acquisition of Hess' Retail Operations and Related Assets from the acquisition date of September 30, 2014. In fourth quarter 2016, Speedway contributed 41 travel centers to the Pilot Flying J Southeast joint venture. From the contribution date forward, the Speedway operating statistics exclude these locations.

b Includes bankcard processing fees (as applicable). Excludes LCM inventory valuation charge of $25 million for 2015 and the LCM benefit of $25 million for 2016. See Reconciliation for Non-GAAP Financial Measures.

c The price paid by consumers less the cost of merchandise. See Reconciliation for Non-GAAP Financial Measures.

d Same store comparison includes only locations owned at least 13 months.

e Excludes cigarettes.

10

MIDSTREAM SUMMARY - SUPPLEMENTAL FINANCIAL AND OPERATING DATA*

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward and MarkWest from the December 4, 2015 merger date.)

		Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
1	Income from Operations ($MM)	a	464	1,048	1,339	567	617	679	889	2,752	908
2	Depreciation & Amortization ($MM)		144	605	699	181	191	205	308	885	307
3	Capital Expenditures and Investments ($MM)		691	1,558	1,755	482	601	593	954	2,630	823
4	Pipeline Throughput (mbpd)	b									
5	Crude oil pipelines		1,836	1,957	2,292	2,375	2,588	2,606	3,668	2,812	3,320
6	Refined product pipelines		993	991	1,085	1,084	1,201	1,223	1,944	1,365	1,928
7	Total		2,829	2,948	3,377	3,459	3,789	3,829	5,612	4,177	5,248
8	Terminal throughput (mbpd)			1,505	1,477	1,445	1,485	1,474	3,188	1,901	3,220
9	Gathering system throughput (million cubic feet per day)	c	3,075	3,275	3,608	4,171	4,295	4,737	5,893	4,779	5,951
10	Natural gas processed (million cubic feet per day)	c	5,468	5,761	6,460	6,629	6,850	7,171	8,161	7,199	8,522
11	C2 + NGLs fractionated (mbpd)	c	307	335	394	423	439	488	501	464	514

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $181 million, $232 million, $230 million and $231 million for first, second, third and foruth quarter 2018, respectively. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Includes common-carrier pipelines and private pipelines contributed to MPLX. Excludes equity method affiliate pipeline volumes.

c Includes amounts related to unconsolidated equity method investments on a 100 percent basis.

11

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO MPC TO ADJUSTED EBITDA MARATHON PETROLEUM CORPORATION Year Year Year 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Year 1st Qtr (In millions of dollars) 2015 2016 2017 2018 2018 2018 2018 2018 2019 1 Net income (loss) attributable to MPC 2,852 1,174 3,432 37 1,055 737 951 2,780 (7) Plus (Less): 2 Net interest and other financial costs 334 564 674 183 195 240 385 1,003 306 3 Net income attributable to noncontrolling interest 16 39 372 198 180 204 244 826 266 4 Provision (benefit) for income taxes 1,506 609 (460) 22 281 222 437 962 104 5 Depreciation and amortization 1,502 2,001 2,114 528 533 555 874 2,490 919 6 Capline restructing gain - - - - - - - - (207) 7 Purchase accounting related inventory effects - - - - - - 759 759 - 8 Transaction-related costs - - - - 10 4 183 197 91 9 Litigation - - 29 - - - - - - 10 Impairments 144 486 (23) - (1) - (8) (9) - 11 Inventory market valuation adjustment 370 (370) - - - - - - - 12 Adjusted EBITDA 6,724 4,503 6,138 968 2,253 1,962 3,825 9,008 1,472 12

RECONCILIATION OF SEGMENT INCOME (LOSS) FROM OPERATIONS TO SEGMENT ADJUSTED EBITDA AND ADJUSTED EBITDA

MARATHON PETROLEUM CORPORATION

	(In millions of dollars)	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	Refining & Marketing Segment									
1	Segment income (loss) from operations	3,997	1,357	2,321	(133)	1,025	666	923	2,481	(334)
2	Add: Depreciation and amortization	1,052	1,063	1,082	252	252	257	413	1,174	427
3	Purchase accounting inventory effect, net of LIFO	-	-	-	-	-	-	759	759	-
4	Inventory market valuation adjustment	345	(345)	-	-	-	-	-	-	-
5	Segment Adjusted EBITDA	5,394	2,075	3,403	119	1,277	923	2,095	4,414	93
	Retail Segment									
6	Segment income from operations	673	733	729	95	159	161	613	1,028	170
7	Add: Depreciation and amortization	254	273	275	79	73	76	125	353	126
8	Inventory market valuation adjustment	25	(25)	-	-	-	-	-	-	-
9	Segment Adjusted EBITDA	952	981	1,004	174	232	237	738	1,381	296
	Midstream Segment									
10	Segment income from operations	464	1,048	1,339	567	617	679	889	2,752	908
11	Add: Depreciation and amortization	144	605	699	181	191	205	308	885	307
12	Segment EBITDA	608	1,653	2,038	748	808	884	1,197	3,637	1,215
13	Segment Adjusted EBITDA	6,954	4,709	6,445	1,041	2,317	2,044	4,030	9,432	1,604
14	Corporate and other unallocated items	(282)	(266)	(365)	(89)	(81)	(99)	(233)	(502)	(191)
15	Add: Depreciation and amortization	52	60	58	16	17	17	28	78	59
16	Adjusted EBITDA	6,724	4,503	6,138	968	2,253	1,962	3,825	9,008	1,472

13

RECONCILIATIONS FOR NON-GAAP FINANCIAL MEASURES

MARATHON PETROLEUM CORPORATION

	(In millions of dollars)	Note	Year 2015	Year 2016	Year 2017	1st Qtr 2018	2nd Qtr 2018	3rd Qtr 2018	4th Qtr 2018	Year 2018	1st Qtr 2019
	Refining & Marketing margin to Refining & Marketing income (loss) from operations										
1	Refining & Marketing income (loss) from operations		3,997	1,357	2,321	(133)	1,025	666	923	2,481	(334)
	Plus:										
2	Refinery direct operating costs	a	3,640	4,007	4,113	1,081	839	992	1,889	4,801	1,739
3	Refinery depreciation and amortization		955	994	1,013	236	235	241	377	1,089	387
	Other:										
4	Operating expenses	a,b	1,417	1,475	1,425	614	739	748	1,088	3,189	1,268
5	Depreciation and amortization		97	69	69	16	17	16	36	85	40
6	Inventory market valuation adjustment		345	(345)	-	-	-	-	-	-	-
7	Refining & Marketing margin	c	10,451	7,557	8,941	1,814	2,855	2,663	4,313	11,645	3,100
	Refining & Marketing margin by region:										
8	Gulf Coast		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	917
9	Mid-Continent		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,517
10	West Coast		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	666
11	Refining & Marketing margin		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3,100
	Retail total margin to Retail income from operations										
12	Retail income from operations		673	733	729	95	159	161	613	1,028	170
	Plus (Less):										
13	Operating, selling, general and administrative expenses	d	1,573	1,555	1,533	384	401	418	593	1,796	583
14	Depreciation and amortization	d	254	273	275	79	73	76	125	353	126
15	Income from equity method investments		-	(5)	(69)	(14)	(19)	(18)	(23)	(74)	(17)
16	Net gain on disposal of assets		(1)	(30)	(14)	-	-	(1)	(16)	(17)	(2)
17	Other income	d	(17)	(18)	(14)	(1)	(2)	(2)	(2)	(7)	(2)
18	Inventory market valuation adjustment		25	(25)	-	-	-	-	-	-	-
19	Retail total margin		2,507	2,483	2,440	543	612	634	1,290	3,079	858
	Retail total margin:	d									
20	Fuel margin	e	1,101	1,009	1,008	217	239	243	848	1,547	429
21	Merchandise margin	f	1,368	1,435	1,402	319	366	384	417	1,486	407
22	Other margin		38	39	30	7	7	7	25	46	22
23	Retail total margin		2,507	2,483	2,440	543	612	634	1,290	3,079	858

a Excludes depreciation and amortization.

b These costs are primarily related to refined product distribution costs, including fees paid to our two sponsored master limited partnerships, MPLX and ANDX (4Q 2018 forward). MPLX's and ANDX's results are reported in MPC's Midstream segment.

First quarter 2019 reflects the reporting of all legacy Andeavor refined product distribution costs in Other Operating Expenses, in conformance with MPC's reporting methodology, with an offsetting reduction to cost of refinery inputs used to calculate Refining & Marketing margin. On a comparable basis, fourth quarter and full-year 2018 Other Operating Expenses would have been $178 million higher with an offsetting increase to Refining & Marketing margin.

c Sales revenue less cost of refinery inputs and purchased products. Excludes LCM charge of $345 million for 2015 and LCM benefit of $345 million in 2016.

First quarter 2019 reflects the reporting of all legacy Andeavor refined product distribution costs in Other Operating Expenses, in conformance with MPC's reporting methodology, with an offsetting reduction to cost of refinery inputs used to calculate Refining & Marketing margin. On a comparable basis, fourth quarter and full-year 2018 Refining & Marketing margin would have been higher by $178 million with an offsetting increase to Other Operating Expenses.

d In 2016, Speedway contributed 41 travel centers to a new joint venture. From the contribution date forward, Speedway segment margin and expenses exclude those locations. Our share of the net results from the joint venture is reflected in income from equity method investments.

e Includes bankcard processing fees (as applicable). Excludes LCM inventory valuation charge of $25 million for 2015 and the LCM benefit of $25 million in 2016.

f The price paid by consumers less the cost of merchandise.

14